                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)      May 4, 1999
                                                             -----------

                     FIRST USA BANK, NATIONAL ASSOCIATION
            (Exact name of registrant as specified in its charter)

            (Originator of the FIRST USA CREDIT CARD MASTER TRUST)


  Laws of the United States                333-24227              76-0039224
------------------------------             ---------              ----------
  (State or other jurisdiction          (Commission File         (IRS Employer
        of incorporation                     Number              Identification
          organization)                                             Number)


201 North Walnut Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                          (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

    On May 4, 1999, First USA Bank, National Association, (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of BANK ONE CORPORATION, completed the securitization of approximately $833,334,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1999-3.

    Series 1999-3 consists of $700,000,000 Class A Floating Rate Asset Backed Certificates, and $54,167,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately five years. Series 1999-3 also consists of $79,167,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

    First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

                (a)   Not applicable

                (b)   Not applicable

                (c)   Exhibits

                      1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1999-3 dated as of April 21, 1999, between First USA Bank, N.A. and Salomon Smith Barney Inc., as Representative of the Underwriters set forth therein.

                      99.1 Series 1999-3 Supplement, dated as of May 4, 1999, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By: /s/ Tracie H. Klein
                             -----------------------------
                             Name:  Tracie H. Klein
                             Title:  First Vice President



Date:  May 11, 1999
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                                 EXHIBIT INDEX

Exhibit No.                    Description                            Page No.
-----------                    -----------                            --------

  1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1999-3 dated as of April 21, 1999, between First USA Bank, N.A. and Salomon Smith Barney Inc., as Representative of the Underwriters set forth therein.

  99.1 Series 1999-3 Supplement, dated as of May 4, 1999, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.